GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS	GOODWILL AND OTHER INTANGIBLE ASSETS
Goodwill
We perform fair value-based impairment tests of goodwill on an annual basis, and also between annual tests if an event occurs or if circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

2025 Annual Impairment Test (Successor)
For the 2025 annual impairment test, we performed qualitative assessments for all of our reporting units with goodwill balances. For each reporting unit, we weighed the relative impact of reporting-unit-specific, industry, and macroeconomic factors, and considered changes in each since the estimated fair values of the reporting units were determined in connection with the pushdown of the Ultimate Parent's basis as of August 7, 2025. The reporting unit specific factors that were considered included updated financial forecasts, actual performance and changes to the reporting units’ carrying amounts. We also considered significant industry trends and developments, as well as macroeconomic and market factors, including changes in interest rates and changes in our market capitalization.

Considering the aggregation of all relevant factors, including the proximity to the August 7, 2025 valuation, we concluded that it is not more likely than not that the fair values of our reporting units are less than their respective carrying values. Therefore, performing a quantitative impairment test for these reporting units was unnecessary.

2024 Impairment Tests (Predecessor)
For the second quarter of 2024, the relevant factors that could impact the fair value of Paramount Global’s reporting units were assessed, including indicators in the linear affiliate marketplace and the estimated total company market value indicated by the Transactions and the NAI Transaction announced on July 7, 2024. Based on this assessment, an interim goodwill impairment test was performed for each reporting unit. The goodwill impairment test for the Cable Networks reporting unit indicated that an impairment charge of $5.98 billion was required, which represented the goodwill balance of the reporting unit prior to the impairment test. The impairment charge, which was recorded within the TV Media segment, resulted from a downward adjustment to the reporting unit’s expected cash flows, primarily because of the linear affiliate market indicators noted above, and the estimated total company market value indicated by the Transactions and the NAI Transaction.

The estimated fair value of our Cable Networks reporting unit was based on the discounted cash flow method. The discounted cash flow method, which estimates fair value based on the present value of future cash flows, requires us to make various assumptions regarding the timing and amount of these cash flows, including growth rates, operating margins and capital expenditures for a projection period, plus the terminal value of the business at the end of the projection period. The assumptions about future cash flows were based on our internal forecasts of the applicable reporting unit, which incorporated our long-term business plans and historical trends. The terminal value was estimated using a long-term growth rate, which was based on expected trends and projections for the relevant industry. A discount rate was determined for the reporting unit based on the risks of achieving the future cash flows, including risks applicable to the industry and market as a whole, as well as the capital structure of comparable entities. For the impairment test of our Cable Networks reporting unit, we utilized a discount rate of 11% and a terminal value that was based on a long-term growth rate of (3)%.

The fair values of the remaining reporting units exceeded their respective carrying values and therefore no impairment charge was required.

For the 2024 and 2023 annual impairment tests, we performed qualitative assessments for all of our reporting units with goodwill balances and concluded that it was not more likely than not that the fair values of our reporting units were less than their respective carrying values.

FCC Licenses
FCC licenses were historically classified as indefinite-lived intangible assets, which were tested for impairment on an annual basis and between annual tests if events occurred or circumstances changed that would more likely than not reduce the fair value below carrying value. However, as a result of sustained declines in industry projections, including in long-term growth rate assumptions, we reassessed this classification and determined that FCC licenses would be classified as finite-lived intangible assets. Accordingly, during the third quarter of 2025, we began amortizing FCC licenses on a straight-line basis over a period of 30 years.
Interim Impairment Tests (Predecessor)
During each of the Predecessor periods presented, we had 14 television markets with FCC licenses book values. Quantitative impairment tests for our FCC licenses were performed using the Greenfield Discounted Cash Flow Method (“Greenfield Method”). We consider each geographic market, which is comprised of all of our television stations within that geographic market, to be a single unit of accounting because the FCC licenses at this level represent their highest and best use, and accordingly FCC licenses were tested for impairment at the geographic market level. The Greenfield Method estimates the fair values of FCC licenses by valuing a hypothetical start-up station in the relevant market by adding discounted cash flows over a five-year build-up period to a residual value. The assumptions for the build-up period include industry projections of overall market revenues; the start-up station’s operating costs and capital expenditures, which are based on both industry and internal data; and average market share. The discount rate is determined based on the industry and market-based risk of achieving the projected cash flows, and the residual value is calculated using a long-term growth rate, which is based on industry projections and projected long-range inflation.
During 2025 and 2024, we performed interim quantitative impairment tests in each of the below quarters. The number of markets tested, assumptions used in the Greenfield Method, and resulting impairments, which were each recorded within the TV Media segment, were as follows:

Test Period	Markets Tested	Discount Rate	Long-Term Growth Rate	Markets Impaired	Impairment
Second Quarter 2025	6	7.50%	(2)%	6	$157
Third Quarter 2024	14	7.50%	(2)%	5	$104
Second Quarter 2024	8	8%	—%	2	$15

Annual Impairment Tests (Predecessor)
In 2024 and 2023, we performed annual impairment tests for each of our 14 markets. We performed qualitative assessments for nine and six television markets and quantitative impairment tests for the remaining five and eight markets for 2024 and 2023, respectively.

For the qualitative tests, we weighed the relative impact of market-specific and macroeconomic factors as well as the changes in these factors and their impact on discount rates and growth rates since the most recent quantitative test. The market-specific factors considered included recent projections by geographic market from both independent and internal sources for revenue and operating costs, as well as average market share. Based on the qualitative assessments, we concluded that it is not more likely than not that the fair values of the FCC licenses in each of these television markets were less than their respective carrying values. Therefore, performing a quantitative impairment test on these markets was unnecessary.

The 2024 quantitative test indicated that the estimated fair values of FCC licenses in each of the markets were below their respective carrying values. Accordingly, we recorded an impairment charge of $22 million during the fourth quarter of 2024 to write down the carrying values of these FCC licenses. This impairment charge was primarily the result of updated market data. The discount rate and the long-term growth rate used in the annual test were 7.5% and (2)%, respectively.

The 2023 quantitative test indicated that the estimated fair values of FCC licenses in five of the markets were below their respective carrying values. Accordingly, we recorded an impairment charge of $83 million to write down the carrying values of these FCC licenses to their aggregate estimated fair value. The impairment charge was primarily due to increased market volatility and higher interest rates in the fourth quarter of 2023 compared to the prior quarters of 2023 and the fourth quarter of 2022, which resulted in a higher discount rate.

In addition, in 2024 we performed a quantitative impairment test for our Australian broadcast licenses using the Greenfield Method, which indicated that the estimated fair value of these licenses was lower than their carrying value. Accordingly, we recorded an impairment charge of $8 million to write down the carrying value of these licenses to $13 million.
The following tables present the changes in the book value of goodwill by segment.

	TV Media	Direct-to-Consumer	Filmed Entertainment	Total
Balance at December 31, 2023 (Predecessor) (a)	$11,168	$2,728	$2,620	$16,516
Impairment	(5,981)	—	—	(5,981)
Foreign currency	(27)	—	—	(27)
Balance at December 31, 2024 (Predecessor) (a)	5,160	2,728	2,620	10,508
Disposition	(20)	—	—	(20)
Foreign currency	—	—	—	—
Balance at August 6, 2025 (Predecessor) (b)	5,140	2,728	2,620	10,488

	Studios	Direct-to-Consumer	TV Media	Total
Balance at August 7, 2025 (Successor) (b)	$40	$947	$—	$987
Acquisition	—	—	183	183
Measurement period adjustments	64	325	41	430
Balance at December 31, 2025 (Successor)	$104	$1,272	$224	$1,600
(a) The carrying amount of goodwill at the TV Media segment for the Predecessor periods included accumulated impairment losses of $19.34 billion and $13.35 billion at December 31, 2024 and 2023, respectively.
(b) In connection with the pushdown of the Ultimate Parent’s basis, goodwill was reduced by $9.54 billion on August 7, 2025 (see Note 2). Skydance goodwill of $40 million is also reflected in the Successor balance as of August 7, 2025.
Our intangible assets were as follows:

		Accumulated
At December 31, 2025 (Successor)	Gross	Amortization	Net
FCC and other broadcasting licenses	$2,554	$(34)	$2,520
Trade names	1,509	(38)	1,471
Affiliate relationships	1,004	(158)	846
Subscriber relationships	1,080	(216)	864
Franchises	326	(13)	313
Developed technology	258	(34)	224
Total intangible assets	$6,731	$(493)	$6,238

		Accumulated
At December 31, 2024 (Predecessor)	Gross	Amortization	Net
Intangible assets subject to amortization:
Trade names	$241	$(166)	$75
Licenses	127	(68)	59
Customer agreements	121	(103)	18
Other intangible assets	238	(196)	42
Total intangible assets subject to amortization	727	(533)	194
FCC licenses	2,165	—	2,165
International broadcast licenses	13	—	13
Other intangible assets	34	—	34
Total intangible assets	$2,939	$(533)	$2,406
Amortization expense was as follows:

	Successor	Predecessor
	Period From August 7 - December 31,	Period From January 1 - August 6,	Year Ended December 31,
	2025	2025	2024	2023
Amortization expense	$493	$15	$28	$35
We expect our aggregate annual amortization expense for existing intangible assets for each of the years, 2026 through 2030, to be as follows:

	2026	2027	2028	2029	2030
Future amortization expense	$1,235	$947	$396	$214	$214